       THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR THE SECURITIES ACT OF ANY OTHER STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR RESALE IN CONNECTION WITH THE DISTRIBUTION THEREOF. NO DISPOSITION OF THESE SECURITIES MAY BE MADE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THIS CORPORATION TO THE EFFECT THAT SUCH DISPOSITION IS IN COMPLIANCE WITH THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.


                            MEGAMARKETING CORPORATION
                             STOCK OPTION AGREEMENT


       THIS STOCK OPTION AGREEMENT (this "Agreement") is entered into as of this ___ day of ______________, ____ by and between MegaMarketing Corporation, a Georgia corporation ("Company"), and the undersigned optionee ("Optionee").


                                    Recitals


       (1)  Optionee is a director of the Company.


       (2) The Company has adopted an agreement and policy to grant options to its outside directors and in accordance with the agreement the Company and Optionee desire to enter into a written agreement with respect to the grant of options to the Optionee.

       To encourage stock ownership, and also in consideration of the mutual covenants contained in this Agreement, the parties to this Agreement agree as follows.


       1.   Grant of Option. Subject to the terms, restrictions, limitations and
            ---------------
conditions stated in this Agreement, Company grants to Optionee, not in lieu of salary or other compensation, the right and option (the "Option") to purchase all or any part of the number of shares of Company's Common Stock, without par value (the "Stock"), described on Schedule A attached to this Agreement and
                                  ----------
incorporated into this Agreement by reference ("Schedule A"). The Option shall
                                                ----------
be exercisable in the amounts and at the times specified on Schedule A. The
                                                            ----------
Option shall expire and shall not be exercisable on or after the date specified on Schedule A or on such earlier date as determined pursuant to Section 7 or 8
   ----------
of this Agreement.


       2.   Purchase Price. The price per share to be paid by Optionee for the
            --------------
shares subject to this Option (the "Exercise Price") shall be as specified on Schedule A.


       3.   Exercise Terms. Optionee must exercise the Option for
            --------------
at least the lesser of 10,000 shares or the number of shares of the Stock as to which the Option remains unexercised.

If this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.


       4.   Option Non-Transferable. No Option shall be transferable by Optionee
            -----------------------
other than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order (as defined in the Internal Revenue Code or in the Employee Retirement Income Security Act of 1974, or the rules and regulations promulgated under such Code or such Act). During the lifetime of Optionee, Options shall be exercisable only by such Optionee (or by such Optionee's guardian or legal representative, should one be appointed).


       5.   Notice of Exercise of Option. This Option may be exercised by
            ----------------------------
Optionee, or by Optionee's administrators, executors or personal representatives, by a written notice (in substantially the form of the Notice of Exercise attached to this Agreement as Schedule B) signed by Optionee, or by such administrators, executors or personal representatives, and delivered or mailed to Company as specified in Section 11 of this Agreement to the attention of the President or such other officer as Company may designate. Any such notice shall (a) specify the number of shares of Stock which Optionee or Optionee's administrators, executors or personal representatives, as the case may be, then elects to purchase under this Agreement, (b) contain such information as may be reasonably required pursuant to Section 10 of this Agreement, and (c) be accompanied by a certified or cashier's check payable to Company in payment of the total Exercise Price applicable to such shares as provided in this Agreement. Upon receipt of any such notice and accompanying payment, and subject to the terms of this Agreement, Company agrees to issue to Optionee or Optionee's administrators, executors or personal representatives, as the case may be, stock certificates for the number of shares specified in such notice registered in the name of the person exercising this Option.


       6.   Adjustment in Option.
            --------------------

       (a) If (1) the outstanding shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of Company by reason of merger, consolidation, reorganization, recapitalization, reclassification, combination or exchange of shares, or stock split or stock dividend, or (2) any spin-off, spin-out or other distribution of assets materially affects the price of Company's stock, then Company shall proportionately adjust the rights of Optionee concerning the number of shares subject to the Option and the Exercise Price.


       (b) Upon the adoption of a plan of dissolution or liquidation of Company, the Option shall terminate to the extent not exercised prior to the adoption of the plan of dissolution or liquidation by the shareholders, provided that Company may declare the Option to be exercisable at any time on or before the fifth business day following such adoption notwithstanding the provisions of this Agreement regarding exercisability.


       (c) The adjustments described in paragraphs (a) and (b) above, and the manner of their application, shall be determined solely by the Board of Directors of Company, and any such adjustment may provide for the elimination of fractional share interests. The adjustments required under this Section 6 shall apply to any successors of Company and shall be made regardless of the number or type of successive events requiring such adjustments.


       7.   Disabled Optionee. Except as otherwise set forth in Schedule A, in
            -----------------                                   ----------
the event of Optionee's disability that renders Optionee incapable of performing Optionee's duties as a director for more than one hundred twenty (120) calendar days, Optionee (or his or her personal representative) may exercise this Option, within a period ending on the earlier of (a) the last day of the one year period following Optionee's disability or (b) the expiration date of this Option, to the extent of the number of shares which were purchasable under this Agreement at the date of such termination.


       8.   Death of Optionee. In the event of Optionee's death, this option may
            -----------------
be exercised by the appropriate persons described in Section 5 of this Agreement or persons to whom all or a portion of this Option is transferred in accordance with Section 5 of this Agreement only to the extent of the number of shares covered by this Option which were purchasable under this Agreement at the date of such termination.


       9.   Date of Grant. This Option was granted by the Board of Directors of
            -------------
Company on the date set forth in Schedule A (the "Date of Grant").
                                 ----------


       10.  Compliance with Regulatory Matters. Optionee acknowledges that the
            ----------------------------------
issuance of capital stock of Company is subject to limitations imposed by federal and state law, and Optionee hereby agrees that Company shall not be obligated to issue any shares of Stock upon exercise of this Option that would cause Company to violate law or any rule, regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission) having jurisdiction over the affairs of Company. Optionee agrees that Optionee will provide Company with such information as is reasonably requested by Company or its counsel to determine whether the issuance of Stock complies with the provisions described by this Section 10.


       11.  Miscellaneous.
            -------------

       (a) This Agreement shall be binding upon the parties to this Agreement and their representatives, successors and assigns.

       (b) This Agreement is executed and delivered in, and shall be governed by the laws of, the State of Georgia, without regard to its conflict of law principles.

       (c) Any requests or notices to be given under this Agreement shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or five days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed, if to Optionee, at the address set forth below and, if to Company, to the executive offices of Company.

       (d) This Agreement may not be modified except in a writing executed by each of the parties to this Agreement.

       (e) Nothing in this Agreement confers on Optionee any right to continue as a director of the Company or any of its subsidiaries.

       IN WITNESS WHEREOF, the Board of Directors of Company has caused this Stock Option Agreement to be executed on behalf of Company and Optionee has executed this Stock Option Agreement all as of the day and year first above written.



MEGAMARKETING CORPORATION                   OPTIONEE



By:
   ------------------------------------     ------------------------------
   John P. Kelly                            Name:
   President and Chief Executive Officer          ------------------------
                                            Address:
                                                     ---------------------
                                                     ---------------------

                                   SCHEDULE A
                                   ----------
                                       TO
                             STOCK OPTION AGREEMENT
                                     BETWEEN
                            MEGAMARKETING CORPORATION
                                       AND

                             _______________________
                                      Dated:




1.     Number of Shares Subject to Option: 40,000 shares of MegaMarketing
       ----------------------------------
       Corporation common stock.

2.     Option Exercise Price:
       ---------------------

3.     Date of Grant:
       -------------

4.     Option Vesting Schedule:
       -----------------------

       Options for 20,000 shares became vested on the Date of Grant specified in paragraph 3.

       Options for 10,000 shares shall become vested on the first anniversary of such Date of Grant.

       Options for 10,000 shares shall become vested on the second anniversary of such Date of Grant.

5.     Option Exercise Period:
       ----------------------

       All options vest as described in paragraph 4 above and expire and are void unless exercised on or before the 10th anniversary of the Date of Grant specified in paragraph 3.

                                   SCHEDULE B
                                   ----------
                                       TO
                             STOCK OPTION AGREEMENT
                                     BETWEEN
                           MEGAMARKETING CORPORATION.
                                       AND

                               ___________________
                                     Dated:


                               NOTICE OF EXERCISE


       The undersigned hereby notifies MegaMarketing Corporation (the "Company") of this election to exercise the undersigned's stock option to purchase________ shares of Company's common stock (the "Common Stock"), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and Company dated the date noted above. Accompanying this Notice is a certified or a cashier's check in the amount of $______________ payable to Company such amount being equal to the purchase price per share set forth in Section 2 of the Agreement multiplied by the number of shares being purchased by this notice (in each instance subject to appropriate adjustment pursuant to Section 6 of the Agreement).

       IN WITNESS WHEREOF, the undersigned has set his hand and seal, this ____ day of ________________, __________.


                             OPTIONEE [OR OPTIONEE'S
                             ADMINISTRATOR,
                             EXECUTOR OR PERSONAL
                             REPRESENTATIVE]



                             ------------------------------------------
                             Signature


                             ------------------------------------------
                             Name and Position (if other than Optionee)